Warwick Community Bancorp, Inc.

KBW Banking Conference

July 25, 2001

Fred G. Kowal, Vice Chairman

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

These presentation materials and discussion, contain "forward-looking statements" about issues like anticipated improvement in earnings, expected expense reductions and revenue growth, future asset quality measures, anticipated fourth quarter trends, and related objectives. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. For a variety of reasons, actual results could differ materially from those contained in or implied by the forward-looking statements:

- Interest rates could change more quickly or more significantly than we expect.
- If the economy changes the demand for new loans and the ability of borrowers to repay outstanding loans may change.
- The stock and bond markets could suffer a disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.
- It could take us longer than we anticipate to implement strategic initiatives designed to increase revenue or manage expenses, or we may be unable to implement those initiatives at all.
- Acquisitions and dispositions of assets, business units or affiliates could affect us in ways that management has not anticipated.
- We may become subject to new legal obligations or resolutions of existing litigation may have a negative effect on our financial condition.
- We may become subject to new and unanticipated accounting, tax, or regulatory practices or requirements.

Warwick Community Bancorp, Inc.
Corporate Profile

- FHC Headquartered in Warwick, New York
- Assets of $810 Million
- New York Thift and New Jersey Commercial Bank
- 8 Branch Offices and 12 ATMs in 2 states
- 125 Year History
- Listed in NASDAQ- Symbol “WSBI”

Non-Bank Entities

WSB Financial Services	**Sale of Non-Deposit Investment Products**
Hardenburgh Title Co.	**Title Abstract Company**
Towne Center Mortgage Co.	**N.J. Based Mortgage Originator**
WSB Funding Corp.	**Real Estate Investment Trust**

Region: Superior Growth Potential


Albany
Lowell
MASSACHUSETTS
Boston
Worcester
Springfield
NEW YORK
CONNECTICUT
Hartford
Providence
Waterbury
RHODE ISLAND
Bridgeport
Stamford
Paterson
Yonkers
New York
Newark
PENNSYLVANIA
Allentown
NEW JERSEY
Philadelphia
©1999 Microsoft Corp. All rights reserved.

Markets: Superior Growth Demographics



$59,557
$46,446
$62,646
$56,872
$37,005
Bergen County
Orange County
Putnam County
Faifield County
National
Bergen County
Orange County
Putnam County
Faifield County
National

Population Per Square Mile


3659.5
409.4
409.7
1344.2
77.1
Bergen County
Orange County
Putnam County
Fairfield County
National
Bergen County
Orange County
Putnam County
Fairfield County
National

Total Assets

(In Millions)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$340
$445
31%
$598
34%
$638
7%
$810
27%
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Commercial Loans
(in Millions)



120
100
80
60
40
20
0
$28
$35
$46
$70
$109
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Loan Mix

June 2001



Warwick Savings Bank
17%
9%
74%
Towne Center Bank
4%
2%
94%
Commercial Loans
Consumer
Mortgages

Allowances for Loan Loss
at June 30, 2001
(in thousands)



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
737
.23%
613
.85%
1,847
1.68%
Mortgage Loans
Consumer Loans
Commercial Loans

Non-Performing Assets to Total Assets


0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.61%
0.55%
0.41%
0.39%
0.40%
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Total Deposits
(in Millions)



400
350
300
250
200
150
100
50
0
$214
$247
$283
$348
$398
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Loans to Deposits


140%
120%
100%
80%
60%
40%
20%
0%
84%
106%
123%
124%
126%
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Funding Sources

(In Millions)



450
400
350
300
250
200
150
100
50
0
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Deposits
Borrowed

Liquidity Position

- Focus = Deposit Growth
  - *Organic
  - * Strategic Acquisitions (branches and whole banks)
- Significant operating and contingency liquidity despite level of wholesale funding relative to peers
  - *FHLB
  - *Brokered Funds
  - *Securitization

Regulatory Capital Analysis



25%
20%
15%
10%
5%
0%

	Dec-99	Dec-00	Jun-01	Regulatory
Leverage	12.7%	11.8%	9.7%	5.0%
Risk Based	24.6%	21.6%	16.4%	10.0%

Stock Repurchases

Number of Shares & Percentage of Total Outstanding

Dec. 1997
6,606,548
shares issued



1,446,972
21.9%

5,159,576
78.1%

From Dec. '98 to Jun. '01

Dividends per Share


$0.10
$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
Sep-98
Dec-98
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01

Net Income

Six Months Ended (In Millions)



2.5
2
1.5
1
0.5
0
$1.5
$2.0
$2.3
Jun 99
Jun 00
Jun 01

Revenue Growth
Six Months Ended (In Thousands)


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$15,456
$17,902
16%
$24,156
35%
$27,164
13%
Jun 98
Jun 99
Jun 00
Jun-01

Fees / Operating Income



6,000
5,000
4,000
3,000
2,000
1,000
0
Fee Income (,000's)
12 %
13 %
15 %
19 %
1998
1999
2000
2001

Net Interest Spread & Margin


3.4
3.2
3
2.8
2.6
2.4
2.2
2

	Sep-00	Dec-00	Mar-01	Jun-01
Spread	2.53	2.83	2.76	2.75
Margin	3.10	3.19	3.39	3.33

Warwick Community Bancorp, Inc.

Interest Rate Risk Position

- Positioned to benefit from recent Fed easing
- Sustained lower rate environment also a benefit
- Will benefit from a more normalized yield curve
- Towne Center Bank is expected to help mitigate Warwick Savings Bank's exposure to rising rates

Significant opportunity to improve efficiency



90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
88.94%
71.53%
76.70%
72.68%
68.17%
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01

Productivity Improvements

- Outsourcing
- Process Improvements
- Expense Reductions

Return on Average Assets
Six Months Ended


0.68%
0.66%
0.64%
0.62%
0.60%
0.58%
0.56%
0.54%
0.52%
0.50%
0.65%
0.65%
0.66%
Jun-99
Jun-00
Jun-01

Return on Average Equity
Six Months Ended



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.86%
5.72%
6.19%
Jun-99
Jun-00
Jun-01

Earnings Per Share

Six Months Ended



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.27
$0.42
$0.48
Jun-99
Jun-00
Jun-01

Price and Volume



$18.00
$16.00
$14.00
$12.00
$10.00
200,000
150,000
100,000
50,000
0
7/12/2008/21/2009/29/20011/8/20012/19/2001/31/2003/13/2004/23/2006/1/2007/12/2001
Stock Price
Volume
Reported Vol. = 2,323,000
Est. # of Shrs. Traded = 1,161,500
Est. Number of Shares Traded / Shares Outstanding = 22.44%

Comparative Price Appreciation


160%
140%
120%
100%
80%
60%
44.34%
34.48%
27.99%
22.60%
-18.59%
07/12/2000
08/21/2000
09/29/2000
11/08/2000
12/19/2000
01/31/2001
03/13/2001
04/23/2001
06/01/2001
07/12/2001
WSBI
S&P 500
NASDAQ Bank Index
Composite
High Performing

Strategic Focus

- Grow Within Existing Markets
- Expand Commercial Banking Activity
- Improve Efficiency
- Seek Acquisition Opportunities
  - -Banking Sector
  - -Insurance Services
  - -Asset Management
  - -Leasing

Why Us?

- Management
- Markets
- Opportunities

GOAL:

- **Build Shareholder Value**

Warwick Community Bancorp, Inc.

Visit Our Web Site

www.warwicksb.com